Certain portions of this Exhibit denoted by *** have been omitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.


                  MCI Telecommunications
                  Corporation
[MCI LOGO]        205 N. Michigan Avenue
                  Chicago, IL 60601
                  312 856 2121


                                                                   EXHIBIT 10.1


                               CARRIER AGREEMENT

                              TERMS AND CONDITIONS

         This Carrier Agreement (the "Agreement") is between MCI
TELECOMMUNICATIONS CORPORATION ("MCI") and EQUALNET COMMUNICATIONS, INC. ("Customer"), a resale common carrier subject to the Communications Act of 1934.

1.       Scope of Agreement.

         (a) MCI shall provide to Customer certain specified domestic interstate service(s), international services, and intrastate common carriage service(s). For domestic interstate and international services, this Agreement incorporates by reference the terms of MCI Tariff FCC No. 1 ("Tariff"), which is on file with the Federal Communications Commission and which may be modified from time to time by MCI in accordance with law and thereby affect the service(s) furnished Customer, except that the following terms and conditions shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions and shall remain in effect throughout the Service Term. For intrastate services, this Agreement incorporates by reference each applicable state tariff filed by MCI, which may be modified by MCI from time to time, and thereby affect the service(s) furnished Customer. This Agreement is entered pursuant to Section 211(a) of the Communications Act of 1934.

         (b) Capitalized terms not otherwise defined in this, Agreement shall have the meanings assigned to them in the Tariff.

2.       Monthly Commitment.

         (a) The first twelve months of the Service Term shall constitute a ramp-up period ("Ramp Period"). During each monthly billing period of the Service Term Customer's "Monthly Usage" (as defined in this Paragraph shall equal or exceed the amount per month indicated for the respective month of the Service Term ("Monthly Commitment") as follows:

                 Months           Monthly Commitment
                 ------           ------------------
                  1- 9                   ***
                 10-12                   ***
                 12-48                   ***

Monthly Usage shall mean Customer's domestic interstate and international usage of the MCI services in Attachment 1 (hereinafter "Interstate Services" and "International Services") at the *** Total Monthly Usage level rates set forth in Attachment 1 where Total Monthly Usage levels are provided, or at the rates otherwise set forth





                                MCI CONFIDENTIAL
in in Paragraphs 4 and 7 below, but not including access and access related charges, any applicable taxes (and gross receipts taxes) and tax-related surcharges on Interstate Services and International Services. Monthly Usage also includes intrastate usage on the MCI services in Paragraphs 4 and 7, at standard tariffed rates, after application of any applicable tarriffed discounts (hereinafter "Intrastate Services") but not including access and access related charges, any applicable taxes (and gross receipts taxes) and tax-related surcharges on MCI Intrastate Services. In addition, Monthly Usage shall be calculated after application of the MCI Prism I Service Credit in Paragraph 7(a)(2). Interstate Services, International Services and Intrastate Services are collectively hereinafter "MCI Services". The rates for all other MCI products and services not explicitly contained within this Agreement shall be governed by the applicable MCI Tariff.

         (b) After the Ramp Period, if Customer's Monthly Usage is less than the Monthly Commitment in a month, for that month Customer will pay the lesser of: (A) the Customer's actual combined monthly recurring and usage charges for MCI services at standard MCI tariffed rates, and an underutilization charge (which Customer agrees is reasonable) equal to *** percent (***%) of the difference between the Monthly Commitment and Customer's Monthly Usage; or (B) the Monthly Commitment amount

         (c) MCI agrees that Customer shall be entitled to renegotiate, in good faith, the terms of this Agreement once the Customer's total dedicated minutes usage is equal or greater than *** percent (***%) of the Customer's total minutes.

3.       Carrier Network Service.

         (a) In order to be eligible to purchase MCI Carrier Network Service:

                 (1) Except in areas where service origination is not available from access providers via a Carrier Identification Code ("CIC"), Customers must originate all traffic via Customer's own CIC. Customer shall pay all charges associated with the installation of Customer's CIC in all Local Exchange Carrier ("LEC") end offices. MCI requires at least sixty (60) days prior written notice to deactivate or change the translation for sub CIC routing at any end office and/or tandem. MCI must handle all Authorized Service Requests (ASRs) submitted to the appropriate LEC(s) for MCI's CNS. In addition, Customer shall be financially responsible for payment of all fees charged by the local exchange carrier related to the ASRs submitted to modify the sub-CIC routing and migrate traffic to or from MCI's network..

                 (2) Customer shall comply with Section 64.1100 of the FCC's Rules and Regulations, as well as other applicable law or regulation pertaining to the sale and delivery of telecommunications service(s) to Customer's enduser. MCI shall not be liable to Customer's enduser for any claim, liability or expense asserted by those customers in connection with Customer's sale or delivery of such service(s), including the unauthorized conversion of a customer's Primary Interexchange Carrier ("PIC") designation to Customer's CIC. In addition, Customers shall indemnify and hold MCI harmless from any actions, claims, suits or damages arising out of Customer's violation or alleged violation of any FCC or other applicable law or state regulation, and Customer shall pay all reasonable attorney fees and costs incurred by MCI in connection with such actions, claims, suits or damages.





                                MCI CONFIDENTIAL

                 (3) Customer agrees that it or its Customers will obtain and maintain any and all approvals to resell MCI Carrier Network Service hereunder from the FCC including requirements imposed by Section 214 of the Communications Act of 1934, as amended, and state regulatory bodies.

                 (4) Customer or its Customers agree to sell and bill MCI Carrier Network Service under its own name, identity or mark, and Customer further agrees not to reference MCI's name or marks in any context involving its furnishing of service(s) to the public except as provided herein. Customer agrees to abide by the "Use of Name Guidelines" contained in Exhibit 2 hereto. In reselling MCI Services under this agreement, Customer will observe the highest standard of integrity and fair dealing with Customers of the public. Furthermore, Customer agrees to indemnify MCI for any actions, claims, suits or damages arising out of any allegation that if proved would cause Customer to be in breach of this provision and Customer shall also pay all reasonable attorneys' fees and costs incurred by MCI due to any actions, claims, suits or damages arising out of such allegation.

                 (5) Except as set forth in Paragraph 12(c) herein, Customer shall have sole responsibility for interacting with its endusers in all matters pertaining to service, including the placing and handling of service orders, service installation, operation and termination, dispute handling and resolution, and billing and collection matters. MCI shall incur no obligation, nor shall it be deemed to have any obligation, to interact with Customer's endusers for any reason or purpose. Customer shall cooperate with MCI as necessary to address and resolve service-related issues and problems and shall impose upon its endusers an obligation to cooperate, with Customer in addressing and resolving service-related issues and problems.

         (b) Without limitation, if Customer fails to abide by the requirements in Paragraphs 3(a)(1), (a)(3), (a)(4), or any requirement in 3(a)2 excluding the unauthorized conversion of customer's PIC, MCI shall provide Customer written notice specifically identifying any alleged default, and if Customer fails to cure the default in fifteen (15) days after receipt of written notice, MCI shall have the right to terminate this Agreement as more specifically set forth below, provided that hover, if Customer can demonstrate that it is impossible to cure such default within fifteen (15) day period but continues to make a good faith and commercially reasonable effort to cure such default, Customer shall have a total of sixty (60) days from receipt of notice to cure such default.

         If Customer fails to abide by the requirement in Paragraph 3(a)(2) as it relates to the unauthorized conversion of a customer's PIC, the following shall apply:

         Upon the second (2nd) finding by a court, the FCC or state commission of any unauthorized conversion of a Customer's enduser's PIC, such finding shall be regarded as a material breach of the Carrier Network Services portion of the Agreement, and MCI may terminate this Agreement, upon five (5) days' written notice to Customer. In such case, MCI will provide Customer up to six
(6) months to convert such traffic to another vendor; provided that however, during the six (6) month period, upon a third (3rd) finding by a court, the FCC or state commission of any unauthorized conversion of a Customer's endusers PIC, MCI may terminate the Carrier Network Services on five (5) business days written notice for such Customer.





                                MCI CONFIDENTIAL

         (c) Customer agrees that MCI may use the National Leads Information System ("NLIS") or an appropriate internal MCI system to determine Working Telephone Number ("WTN") historical data regarding MCI and non-MCI PICs and Customer understands that such systems are not error free. MCI will not be liable to Customer for errors made in determining WTN in reliance on information contained in NLIS or internal MCI systems.

         (d) Customer understands and accepts that, as part of MCI's normal business policy and practices and its obligations under law, MCI will engage in extensive marketing efforts in attempt to sell its services to the public and that such efforts will result in active competition with Customer for the business of users who are Customer's customers or prospects. Accordingly, Customer further understands and accepts that such competition by MCI is in all respects fair and proper and that Customer shall not complain, nor be heard to complain, of business lost to MCI. Under no circumstance shall any inference be derived that MCI's entry into this Agreement with Customer means that MCI will restrict its efforts to compete against Customer in any way.

         (e) Customer understands and accepts that no fiduciary relationship arises by virtue of this Agreement and that, accordingly, MCI incurs none of the obligations that arise in such relationship as an incident of its fulfilling its obligations under this Agreement. Further, Customer understands and accepts that MCI is not an insurer of profits for Customer, nor does MCI guarantee the success of Customer's business as a result of Customer's receipt of service(s) under this Agreement.

         (f) Customer agrees that if its end-user makes a call using 1OXXX or 1+ access (utilizing Customer's CIC), from an ANI which Customer did not provide to MCI to enter into MCI's Billing and Order Entry systems, MCI will bill the call through the LEC at MCI tariffed rates, and MCI's name will appear as the service provider on the LEC invoice. Furthermore, Customer agrees its sales and marketing channels will only market 1OXXX access as a dialing option from ANIs that the end-user had PIC'd to the Customer's CIC, in areas where the Customer's CIC is pointed to MCI for termination.

         (g)     Customer shall receive call traffic records pursuant to
Exhibit 5 of this Agreement.

4.       Carrier Network Service Rates.

         (a) INTERSTATE RATES. For Carrier Network Service, except for international service for which Customer shall pay the rates contained herein or tariff rates if rates are not contained herein, subject to the discounts contained in Paragraphs 4(g) and (h), during the Ramp Period and for as long as Customer achieves the Monthly Commitment, Customer will pay in addition to all installation charges, access and access-related charges, applicable surcharges, taxes and tax-related charges, the following non-distance sensitive "postalized" rate per minute as determined by Customer's overall monthly usage:


                                        Domestic Non-Dedicated
                                        Interstate Outbound





                                MCI CONFIDENTIAL

Monthly Usage                     Day Rate                  Non-Day Rate
- - -------------                     --------                  ------------
$ 0 - $1,499,999                     ***                         ***
$1,500,000 and above

                                  Domestic Non-Dedicated
                                  Interstate Inbound
Monthly Usage                     Day Rate                  Non-Day Rate
- - -------------                     ----------------------    ------------
$ 0 - $1,499,999                           ***                   ***
$1,500,000 and above

"Standard MCI tariffed rates" for Carrier Network Services shall be deemed to be tariffed Option G and Option F rates.

                 Customer is not eligible for any other tariffed discounts on such services.

(b) INTERSTATE OUTBOUND - EXTENDED CALL COVERAGE FOR ALASKA, PUERTO RICO, THE U.S. VIRGIN ISLANDS AND HAWAII. Customer will pay interstate rates at the switched to switched or dedicated to switched base rates Option G, Section
C.3.0932 of the Tariff with associated maximizer discounts in Paragraphs 4(g) and (h). Customer is not eligible for any other tariffed discounts on such service.

(c) INTERSTATE 800 - EXTENDED CALL COVERAGE FOR ALASKA, PUERTO RICO, THE U.S. VIRGIN ISLANDS AND (C) HAWAII. Customer will pay interstate rates at the 800 Business Line Termination or Dedicated Termination Rates Option F, Section
C.3.08213 of the Tariff with associated maximizer discounts in Paragraphs 4(g) and (h). Customer is not eligible for any other tariffed discounts on such service.

(d) INTRASTATE OUTBOUND RATES. For CNS intrastate outbound services Customer shall pay standard tariff rates less applicable tariff discounts for MCI Net Service (switched to switched, dedicated to switched or switched to dedicated) in each applicable MCI state tariff. For the services identified above, Customer shall receive a discount, which when combined with the rates identified in the previous sentence, shall yield the postalized rates in
Exhibit 4 (exclusive of service option and feature charges specified in the tariff). In addition, MCI shall apply the associated maximizer discounts in Paragraphs 4(g) and (h) to the postalized rates. All discounts shall be applied to Customer's domestic interstate usage only. Customer is not eligible for any tariff discounts on such service.

If the total credits received in any month exceeds Customer's CNS domestic interstate outbound monthly usage charges for such month (exclusive of taxes, surcharges and pass-through access/egress (or related) charges), the credit shall be applied to the extent of such interstate charges and the difference shall be carried forward to the next successive month and applied as part of the credit arising in such following month; provided, however, that if any accumulated credit shall remain unapplied upon the termination of this Agreement, whether at the end of the Service Term or otherwise, such credit shall be lost, without further compensation or consideration to Customer.





                                MCI CONFIDENTIAL

(e) INTRASTATE 800 RATES. For CNS intrastate 800 services Customer shall pay standard tariff rates less applicable tariff discounts for MCI 800 Business Line Termination or Dedicated Termination in each applicable MCI state tariff. For the services identified above, Customer shall receive a discount, which when combined with the rates identified in the previous sentence, shall yield the postalized rates in Exhibit 4 (exclusive of service option and feature charges specified in the tariff). In addition, MCI shall apply the associated maximizer discounts in Paragraphs 4(g) and (h) to the postalized rates. All discounts shall be applied to Customer's domestic interstate usage only. Customer is not eligible for any tariff discounts on such service.

         If the total credits received in any month exceeds Customer's CNS domestic interstate inbound monthly usage charges for such month (exclusive of taxes, surcharges and pass-through access/egress (or related) charges), the credit shall be applied to the extent of such interstate charges and the difference shall be carried forward to the next successive month and applied as part of the credit arising in such following month; provided, however, that if any accumulated credit shall remain unapplied upon the termination of this Agreement, whether at the end of the Service Term or otherwise, such credit shall be lost, without further compensation or consideration to Customer.

(f) INTERNATIONAL 800. For inbound international, service (800), Customer will pay international 800 rates at the Tariffed 800 Base Rates Option F, Section C.3.07314 with associated maximizer discounts in Paragraphs 4(g) and
(h). Customer is not eligible for any other standard tariffed discounts on such service.

(g) NON-DEDICATED MARKETING MAXIMIZER DISCOUNTS. Customer will receive an additional discount on all usage of non-dedicated MCI Carrier Network Service less taxes and tax-related surcharges based on the number of non-MCI ANIs or WTNs (ANIs or Wtn's that have not been PICed to MCI for at least the previous ninety (90) days) that Customer converts to MCI. Each month MCI will calculate the overall cumulative total of non-MCI ANIs or WTN's converted to MCI and then apply a discount to Customer's usage as follows:

Percentage of MCI                          Percentage of Non-Dedicated
Customer Numbers Sold                      Usage Eligible for 20%
by Customer                                Maximizer Discount
- - ---------------------                      ----------------------------
20% or less                                        ***
20%-25%                                            ***
25%-30%                                            ***
30%-40%                                            ***
40%-50%                                            ***
50%-60%                                            ***

(h) DEDICATED MARKETING MAXIMIZER DISCOUNTS. Customer will receive an additional discount on all usage of dedicated MCI Carrier Network Service less taxes and tax-related surcharges based on the number of non-MCI DALs that Customer converts to MCI. Each month MCI will calculate the overall cumulative total of non-MCI DALs converted to MCI and then apply a discount to Customer's usage as follows:





                                MCI CONFIDENTIAL

Percentage of MCI                          Percentage of Dedicated Usage
Customer DALs Sold                         Eligible for 20% Maximizer
by Customer                                Discount
- - ------------------                         ------------------------------
20% or less                                        ***
20%-25%                                            ***
25%-30%                                            ***
30%-40%                                            ***
40%-50%                                            ***
50%-60%                                            ***

(i) INTRALATA OUTBOUND RATES. For CNS intralata outbound service, where MCI provides intralata service, Customer shall pay the MCI Net intralata rates in each applicable MCI state tariff.

(j) If Customer's dedicated Carrier Network Services usage exceeds twenty percent (20%) of Customer's total Carrier Network Services usage, then the dedicated Carrier Network Services usage in excess of such twenty percent (20%) shall not receive the Maximizer Discount provided pursuant to Paragraph 4(h).

(k) During the Ramp Period of the Agreement MCI will not measure converted MCI ANIs, WTNs or DALs for the purpose of applying the Maximizer Discount. All ANI's, WTNs and DALs will receive the twenty percent (20%) Maximizer Discount In the month following the end of the Ramp Period, MCI will begin to measure and apply the above formula based on a monthly average of ANIs, WTN's or DALs to be installed to date.

(l) HIGH TELCO COSTS. On a monthly basis, for CNS, MCI shall determine Customer's minutes of use originating from or terminating to the specific local exchange carriers identified in Schedule B below for the following traffic types ("LEC Minutes"):

         * CNS international interstate, intrastate and intralata outbound switched to switched and switched to dedicated, and

         * CNS interstate, intrastate and intralata inbound switched to switched.

         For the same CNS traffic types above, MCI shall determine the total CNS minutes of use originating from or terminating to the United States, Puerto Rico and the U.S. Virgin Islands regardless of the originating and terminating local exchange carrier. These minutes of use shall be referred to as "Total Minutes."

         If LEC Minutes exceed twenty percent (20%) of Total Minutes ("20% Cap") in any month, Customer shall pay the following per minute surcharge in Schedule A in such month for each LEC Minute that exceeds the 20% Cap based on the local exchange carrier territory in Schedule B in which the call originates and/or terminates. The per minute surcharges listed in Schedule A shall apply to each switched end of the call originating or terminating in the





                                MCI CONFIDENTIAL

         LECs listed in Schedule B. For example, for a CNS outbound interstate switched to switched minute originating in a Kansas area served by Pioneer and terminating in a Wisconsin area served by Urbane Tel, Customer shall pay a per minute surcharge of ***.

         The per minute surcharge shall be calculated by multiplying the applicable per minute surcharge in Schedule A by the percentage exceeding the 20% Cap times the minutes of the phone call. For example, assuming Customer has 1,000 Total Minutes with 300 LEC Minutes (this equals 30% LEC Minutes with 10% or one-third (1/3) of the LEC Minutes exceeding the 20% Cap), the per minute surcharge for a 10 minute CNS switched to switched call originating in the Southwestern Bell Telco Region and terminating in the Ameritech Telco Region would be calculated as follows:

         *** x 1/3 x 10 minutes = *** surcharge for this call.

                                   SCHEDULE A

                                           PER MINUTE SURCHARGE
Telco Region                               Originating              Terminating
- - ------------                               --------------------     -----------
Southwestern Bell Territory                     ***                     ***
Bell South Territory                            ***                     ***
Pac Bell Territory                              ***                     ***
US West Territory                               ***                     ***
Ameritech Territory                             ***                     ***
NYNEX Territory                                 ***                     ***
Bell Atlantic Territory                         ***                     ***

                                   SCHEDULE B

                                 TELCO REGIONS

                          Southwestern Bell Territory

State                     Company
- - --------                  -------------
Arkansas                  Century
Arkansas                  Mountain Home
Kansas                    Pioneer
Missouri                  Fidelity
Missouri                  Lissouri Tel
Oklahoma                  Pioneer
Texas                     Sugarland
Texas                     San Marcos
Texas                     Eastex
Texas                     Etex
Texas                     Fort Bend
Texas                     Guadalupe





                                MCI CONFIDENTIAL

Texas                     Hill Country
Texas                     Kerrville
Texas                     Lufkin Conroe

                            Bell South Territory

State                     Company
- - --------                  -------------
Alabama                   Gulf
Alabama                   Monroeville
Alabama                   Peoples
Alabama                   Southland
Alabama                   GTE South
Mississippi               Home
N. Carolina               Citizen
N. Carolina               Concord
N. Carolina               GTE South
N. Carolina               Heins
N. Carolina               Lexington
N. Carolina               North State
N. Carolina               Skyline
N. Carolina               Star Tel
N. Carolina               Surry
N. Carolina               AllTel of KY
Florida                   StJoseph Tel
Florida                   Centel of FL
Florida                   United of FL
Florida                   GTE South
Georgia                   Coastal Utilities
Georgia                   Standard
Georgia                   AllTel of GA
Kentucky                  AllTel of KY
Kentucky                  Bandenburg
Kentucky                  Foothills Rural
Kentucky                  Mountain Rural
Kentucky                  South Central Rural
Kentucky                  West KY Rural
Kentucky                  GTE South
Louisiana                 Central LA
Louisiana                 Coastal Tel. & Elec.
Louisiana                 East Ascension
Louisiana                 Lafourche
Louisiana                 Evangeline
S. Carolina               Chester Tel
S. Carolina               Farmers tel




                                MCI CONFIDENTIAL

S. Carolina               Fort Mill
S. Carolina               Hargray Tel
S. Carolina               Home
S. Carolina               Lancaster Tel
S. Carolina               Rock Hill
S. Carolina               GTE South
Tennessee                 Ben Lomand Rural
Tennessee                 Concord Tel
Tennessee                 Dekalb
Tennessee                 Millington
Tennessee                 N. Central Rural
Tennessee                 Twin Lakes Tel

                              PacBell Territory

State                     Company
- - --------                  -------------
California                Citizens Telecom
California                Sierra Tel
California                Roseville Tel
Nevada                    Mid America
Nevada                    Great Plains Tel

                              US West Territory

State                     Company
- - --------                  -------------
Iowa                      Northwest Iowa
Iowa                      Jefferson Tel
Iowa                      IowaNetwork
Iowa                      South Slope Tel
Minnesota                 Minn. Equal Access
Minnesota                 Mankato Citizens Tel
Minnesota                 East Otter TO
South Dakota              Brookings Municipal
Washington                Pacific Telecom
Washington                Ellensburg Tel


                             Amentech Territory

State                     Company
- - --------                  -------------
Illinois                  Harrisonville
Illinois                  Illinois Consolidated
Illinois                  Mt Pulaski
Indiana                   NW Indiana Tel
Michigan                  CC&S Telephone
Michigan                  Century of Michigan
Michigan                  Climax Tel



                                MCI CONFIDENTIAL

Ohio                      Champaign Tel
Ohio                      Chilicothe
Wisconsin                 Century of Wisconsin
Wisconsin                 Mid-Plaines Tel
Wisconsin                 Monroe County
Wisconsin                 Northwest Tel
Wisconsin                 Solon Springs
Wisconsin                 Urban Tel
Wisconsin                 Wood County Tel

                               NYNEX Territory
State                     Company
- - --------                  -------------
Maine                     Island Tel
Maine                     Hampden Tel
Maine                     Hartland
Maine                     St Albanys Tel
Maine                     Somerset Tel
Maine                     Warren Tel
Maine                     West Penobscot
New Hampshire             Chichester Tel
New Hampshire             Keasarge Tel
New Hampshire             Meriden Tel
Vermont                   Ludow Tel
Vermont                   Northfield Tel
Vermont                   Perkinsville Tel
New York                  Ausable Valley Tel
New York                  Edwards Tel
New York                  Citizens
New York                  Highland Tel, NY
New York                  Oriskany Falls Tel
New York                  Port Byron Tel
New York                  Rochester Tel
New York                  Seneca-Gorham Tel, NY
New York                  Sylvan Lake NY

                           Bell Atlantic Territory

State                     Company
- - --------                  -------------
New Jersey                United Tel
Pennsylvania              Breezewood Tel
Pennsylvania              Brookville Tel
Pennsylvania              Canton Telephone
Pennsylvania              Enterprise Tel
Pennsylvania              GTE of PA
Pennsylvania              Contel of PA



                                MCI CONFIDENTIAL

Pennsylvania             Alltel Penna Inc
Pennsylvania             Lakewood Rural
Pennsylvania             Murrysville Tel
Pennsylvania             Oswayo River Tel
Pennsylvania             Quaker State Tel
Pennsylvania             Sugar Valley Tel
Pennsylvania             United Tel of PA
Virginia                 Amellia. Tel Corp
Virginia                 Contel VA
Virginia                 Va Hot Springs
Virginia                 Central Tel of VA
West Virginia            Mountain State Tel
West Virginia            Inter Mountain Telco WV
Virginia                 GTE South

5. ANI Management Responsibilities. On or before the thirtieth (30th) day after the close of the billing cycle, MCI will provide Customer with a list of ANIs, including traffic minutes and number of calls associated with ANIs associated with Customer's Carrier Network Services Account ("MCI Active ANI List"). Within thirty (60) days after Customer's receipt of the MCI Active ANI List, Customer shall provide to MCI, in writing, with a report of all ANIs in the billing cycle covered by the MCI Active ANI List that were either: (1) ordered by Customer to be added by MCI to the Customer's account but which were not added to Customer's Network Account; or (2) on the MCI Active ANI list but which Customer had requested be deleted, or (3) experienced zero (0) or significantly reduced usage, but winch were suspected to have no reductions in. usage ("Customer ANI Report"). Customer shall provide MCI with documentation establishing the ordering, deletion and actual usage of each ANI contained in the Customer ANI report For any ANI not timely included by Customer in the Customer ANI Report: (1) Customer shall be liable to MCI for charges associated with said ANI; and (2) MCI shall not be liable to Customer for any costs, claims or damages resulting from failure to implement Customer's. directions with respect to said ANI.

6. Detention Facilities. Customer may not use MCI Carrier Network Services in conjunction with the provision of communications services to any detention facility, including, but not limited to, any local, state or federal prison.

7.       Additional Rates.

         Subject to Paragraph 2 herein, Customer shall receive the following rates during the Service Term for MCI services which terminate at a switch owned and operated by Customer During the Ramp Period, Customer shall receive the rates set forth below and where Monthly Usage levels are provided, Customer shall receive the rates at the Monthly Commitment Level. If Customer's usage falls into a higher Monthly Usage level in which case Customer shall receive the rates for that level. For MCI services that require a subcommitment, Customer shall receive the rates and discounts associated with Customer's subcommitment level during the Ramp Period with no Monthly Commitment required.





                                MCI CONFIDENTIAL

         Rates set forth in this Paragraph 7 do not include charges for installation, taxes, tax-related surcharges, any other applicable surcharges, charges for access and access-related charges. Rates are in lieu of any discounts, promotions and credits otherwise applicable pursuant to the Tariff.

         As a promotional offering to Customer for executing this Agreement on or before the final date this offer is capable of acceptance, as specified in Paragraph 27 of this Agreement, Customer shall pay MCI a monthly recurring Central Connection charge of One Hundred Dollars ($100) per circuit and a monthly recurring Access Coordination charge of Fifty Dollars ($50) per circuit for MCI T-I digital gateway access circuits installed prior to the Effective Date of this Agreement and currently utilized by Customer, and for MCI T-1 digital gateway access circuits installed pursuant to this Agreement Such charges shall be in effect for the Term of this Agreement, after which Customer shall pay standard tariffed rates for such circuits.

         (a)     Domestic Interstate MCI PRISM I Service.

                 (1) For domestic interstate switched outbound service originating via dedicated access from a Customer-owned location to an MCI point of presence, except for service terminating to Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands for which Customer shall pay tariffed rates (less applicable tariffed discounts), Customer will pay the following non-distance sensitive ("postalized") rate per minute as determined by Customer's Monthly
Usage:

                                  Rate
Monthly Usage                     Per Minute
- - -------------                     ----------
$   0 to $1,500,000                   ***
$1,500,000 to $2,000,000              ***
$2,000,000 and above.                 ***

                 (2) For each minute terminating in the following Number Plan Area Codes (NPA's), Customer will pay the postalized rate per minute as determined by Customer's Total Monthly Usage:

 NPA             STATE                     MAJOR CITY
 ---             -----                     ----------
 714             California                Irvine
 909             California                LA
 310             California                LA
 213             California                LA
 510             California                Oakland
 916             California                Sacramento
 619             California                San Diego
 415             California                San Francisco
 408             California                San Jose
 818             California                Sherman Oaks
 202             DC                        All





                                MCI CONFIDENTIAL

302                Delaware                All
410                Maryland                Baltimore
301                Maryland                Rockville
201                New Jersey              Newark
215                Pennsylvania            Philadelphia
412                Pennsylvania            Pittsburgh
703                Virginia                Arlington
804                Virginia                Richmond
304                West Virginia           All
216                Ohio                    Cleveland
614                Ohio                    Columbus
513                Ohio                    Cincinnati
419                Ohio                    Toledo
313                Michigan                Detroit
517                Michigan                Lansing
616                Michigan                Grand Rapids
312                Illinois                Chicago
708                Illinois                Chicago
309                Illinois                Peoria
414                Wisconsin               Milwaukee
608                Wisconsin               Madison
812                Indiana                 Evansville
219                Indiana                 South Bend
317                Indiana                 Indianapolis

                                  Rate
Total Monthly Usage               Per Minute
- - -------------------               ----------
$0    to   $1,500,000                ***
$1,500,000 to $2,000,000             ***
$2,000,000 and above.                ***



                 (3) MCI PRISM I Service Credit In addition to the postalized. rates for domestic interstate MCI PRISM I Service provided in Paragraph 7(a)(1), Customer shall receive a monthly credit in an amount equal to the below specified percentage (based on time of day usage) of Customer's domestic intrastate MCI PRISM I Service monthly usage charges within the corresponding states specified below at standard tariffed rates after application tariffed discounts. The credit percentages and states are as follows:

State                                      Credit Percentage
- - -----                                      -----------------

                                  DAY       EVENING       NIGHT/WEEKEND
                                  ---       -------       -------------
Alabama                           ***         ***               ***
Arizona                           ***         ***               ***
Arkansas                          ***         ***               ***
California-Band I                 ***         ***               ***





                              MCI CONFIDENTIAL

   Band 2                  ***            ***            ***
   Band 3                  ***            ***            ***
Colorado                   ***            ***            ***
Connecticut                ***            ***            ***
Delaware                   ***            ***            ***
Florida                    ***            ***            ***
Georgia                    ***            ***            ***
Idaho                      ***            ***            ***
Illinois                   ***            ***            ***
Indiana                    ***            ***            ***
Kansas                     ***            ***            ***
Kentucky                   ***            ***            ***
Louisiana                  ***            ***            ***
Maine                      ***            ***            ***
Maryland                   ***            ***            ***
Massachusetts              ***            ***            ***
Michigan                   ***            ***            ***
Minnesota                  ***            ***            ***
Mississippi                ***            ***            ***
Missouri                   ***            ***            ***
Montana                    ***            ***            ***
New Hampshire              ***            ***            ***
New Jersey                 ***            ***            ***
New Mexico                 ***            ***            ***
North Carolina             ***            ***            ***
North Dakota               ***            ***            ***
Nebraska                   ***            ***            ***
Nevada                     ***            ***            ***
New York                   ***            ***            ***
Ohio                       ***            ***            ***
Oklahoma                   ***            ***            ***
Oregon                     ***            ***            ***
Pennsylvania               ***            ***            ***
Rhode Island               ***            ***            ***
South Carolina             ***            ***            ***
South Dakota               ***            ***            ***
Tennessee                  ***            ***            ***
Texas                      ***            ***            ***
Utah                       ***            ***            ***
Vermont                    ***            ***            ***
Virginia                   ***            ***            ***
Washington                 ***            ***            ***
West Virginia              ***            ***            ***
Wisconsin                  ***            ***            ***
Wyoming                    ***            ***            ***





                                MCI CONFIDENTIAL

         Such credit shall be applied to Customer's domestic interstate MCI PRISM I Service monthly usage charges at the postalized rates specified in Paragraph 7(a)(1). The credit in any month shall not exceed Customer's domestic interstate MCI PRISM I Service monthly usage charges (exclusive of taxes, surcharges and pass-through access/egress (or related) charges) and may not be carried forward to any subsequent month.

         (b) Domestic Interstate MCI 800 DAL Service.

                 1) For domestic interstate inbound services terminating via dedicated access from an MCI point of presence to Customer owned location(s), except for service originating from Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands for which Customer shall pay standard tariffed rates (less applicable tariffed discounts), Customer will pay the following applicable postalized rate as determined by Customer's Monthly Usage:

                                  Rate
         Monthly Usage            Per Minute
         -------------            ----------
$0 to 1,500,000                       ***
$1,500,000 to $2,000,000              ***
$2,000,000 and above.                 ***

                  2) The above rates for MCI 800 DAL Service do not include any feature charges described in the Tariff, including, but not limited to, any 800 Service Management System "SMS" charges or RESP ORG Charges, which are additional.

                  3) For each minute terminating in the following NPA's, Customer will pay the postalized rate per minute as determined by Customer's Total Monthly Usage:

 NPA             STATE            MAJOR CITY
 ---             -----            ----------
 714             California       Irvine
 909             California       Los Angeles
 310             California       Los Angeles
 213             California       Los Angeles
 510             California       Oakland
 916             California       Sacramento
 619             California       San Diego
 415             California       San Francisco
 408             California       San Jose
 818             California       Sherman Oaks
 202             DC               ALL
 302             Delaware         ALL
 410             Maryland         Baltimore
 301             Maryland         Rockville
 201             New Jersey       Newark
 215             Pennsylvania     Philadelphia




                                MCI CONFIDENTIAL

 412             Pennsylvania     Pittsburgh
 703             Virginia         Arlington
 804             Virginia         Richmond
 304             West Virginia    ALL
 312             Illinois         Chicago
 708             Illinois         Chicago
 317             Indiana          Indianapolis
 313             Michigan         Detroit
 216             Ohio             Cleveland
 614             Ohio             Columbus
 513             Ohio             Cincinnati
 419             Ohio             Toledo
 414             Wisconsin        Milwaukee
 205             Alabama          All
 305             Florida          Miami
 813             Florida          Tampa
 904             Florida          Jacksonville
 404             Georgia          Atlanta
 502             Kentucky         Louisville
 504             Louisiana        New Orleans
 601             Mississippi      All
 919             North Carolina   Raleigh
 704             North Carolina   Charlotte
 803             South Carolina   All
 615             Tennessee        Nashville

                                      Rate
      Monthly Usage                   Per Minute
      -------------                   ----------
$0 to $1,500,000                         ***
$1,500,000 to $2,000,000                 ***
$2,000,000 and above.                    ***


                  4) MCI 800 DAL Service Credit. In addition to the postalized, rates for domestic interstate MCI 800 DAL Service provided in Paragraph 7(b)(1), Customer shall receive a monthly credit in an amount equal to the below specified percentage (based on time of day usage) of Customer's domestic intrastate MCI 800 DAL Service monthly usage charges within the corresponding states specified below at standard tariffed rates after application tariffed discounts. The credit percentages and states are as follows:

State                     Day              Eve              Night
- - -----                     ---              ---              -----
California range 1        ***              ***              ***
           range 2        ***              ***              ***
           range 3        ***              ***              ***
Georgia                   ***              ***              ***





                                MCI CONFIDENTIAL

State                     Day              Eve              Night
- - -----                     ---              ---              -----
Indiana                   ***              ***              ***
Maryland                  ***              ***              ***
Massachusetts             ***              ***              ***
Michigan                  ***              ***              ***
Mississippi               ***              ***              ***
New Jersey                ***              ***              ***
Oregon                    ***              ***              ***
Virginia                  ***              ***              ***
Washington                ***              ***              ***
Wisconsin                 ***              ***              ***
Alabama                   ***              ***              ***
Florida                   ***              ***              ***
Iowa                      ***              ***              ***
Louisiana                 ***              ***              ***
Nebraska                  ***              ***              ***
New York                  ***              ***              ***
North Carolina            ***              ***              ***
Pennsylvania              ***              ***              ***
Utah                      ***              ***              ***
West Virginia             ***              ***              ***
Arizona                   ***              ***              ***
Connecticut               ***              ***              ***
Delaware                  ***              ***              ***
Minnesota                 ***              ***              ***
New Hampshire             ***              ***              ***
North Dakota              ***              ***              ***
South Carolina            ***              ***              ***
South Dakota              ***              ***              ***
Tennessee                 ***              ***              ***
Montana                   ***              ***              ***
Oklahoma                  ***              ***              ***
Idaho                     ***              ***              ***
New Mexico                ***              ***              ***
Vermont                   ***              ***              ***
Arkansas                  ***              ***              ***
Colorado                  ***              ***              ***
Illinois                  ***              ***              ***
Kansas                    ***              ***              ***
Kentucky                  ***              ***              ***
Maine                     ***              ***              ***
Missouri                  ***              ***              ***
Nevada                    ***              ***              ***
Ohio                      ***              ***              ***
Rhode                     ***              ***              ***
Island                    ***              ***              ***
Texas                     ***              ***              ***
Wyoming                   ***              ***              ***




                                MCI CONFIDENTIAL

         Such credit shall be applied to Customer's domestic interstate MCI 800 DAL Service monthly usage charges at the postalized rates specified in Paragraph 7(b)(1). The credit in any month shall not exceed Customer's domestic interstate MCI 800 DAL Service monthly usage charges (exclusive of taxes, surcharges and pass-through access/egress (or related) charges) and may not be carried forward to any subsequent month.

         (c)     DS-0 Service.

         For domestic interstate DS-0 Service terminating at Customer switch locations, Customer will pay in addition to all taxes and tax-related surcharges, the following IOC monthly charges based on circuit mileage as contained in the schedule below, subject to Paragraph 7(e)2). Customer shall pay both the charges in Column A plus those in Column B.

                                   SCHEDULE 1

                          A                        B
                          Fixed Charge             Charge Per
Circuit Mileage           Per Circuit              DS-0 Mile
- - ---------------           -------------            ----------
   0 - 99                     ***                     ***
 100 - 599                    ***                     ***
 600 - 999                    ***                     ***
1,OO0+                        ***                     ***

                 *Rates for domestic interstate DS-0 Service are based on a least mileage routing and the mileage between the two applicable MCI Dedicated Leased Line cities in accordance with the calculation as set forth in Section C-11, Table I, Part A of the Tariff. These rates shall apply only to circuits that are wholly-owned and operated end-to-end by MCI.

                 2) The rates for domestic interstate DS-0 Service provided herein are in lieu of any rates, charges and discounts available from MCI for the IOC portion of such service including, without limitation, the Network Pricing Plan(s) specified in the Tariff. Access Coordination and Central Office Connection charges are included in the above postalized rates.

         (d)     Domestic Interstate TDS-1.5.

                 1) For domestic interstate TDS 1.5 Service terminating at Customer switch locations, Customer will pay in addition to all taxes and tax-related surcharges, the following IOC monthly charges based on circuit mileage as contained in the schedule below, subject to Paragraph 7(e)2). Customer shall pay both the charges in Column A plus those in Column B.





                                MCI CONFIDENTIAL

                                  SCHEDULE II

                         A                         B
                         Fixed Charge              Charge Per
Circuit Mileage          Per Circuit               DS-0 Mile
- - ---------------          ------------              ----------
  0-99                       ***                       ***
100-109                      ***                       ***
110-299                      ***                       ***
300-499                      ***                       ***
500+                         ***                       ***

                 *Rates for domestic interstate TDS 1.5 Service are based on a least mileage routing and the mileage between the two applicable MCI Dedicated Leased Line cities in accordance with the calculation as set forth in Section C-11, Table I, Part A of the Tariff. These rates shall apply only to circuits that are wholly-owned and operated end-to-end by MCI.

                 2) The rates for domestic interstate TDS 1.5 Service provided herein are in lieu of any rates, charges and discounts available from MCI for the IOC portion of such service including, without limitation, the Network Pricing Plan(s) specified in the Tariff. Access Coordination and Central Office Connection charges are included in the above postalized rates.

         (e)     Domestic Interstate TDS-45.

                 1) For domestic interstate TDS-45 Service terminating at Customer switch locations, Customer will pay in addition to all taxes and tax-related surcharges, the following IOC monthly charges based on circuit mileage as contained in the schedule below. Customer shall pay both the charges in Column A plus those in Column B.

                                  SCHEDULE III

                         A                         B
                         Fixed Charge              Charge Per
Circuit Mileage          Per Circuit               DS-0 Mile
- - ---------------          -----------               ----------
0-99                         ***                       ***
100+                         ***                       ***

                 *Rates for domestic interstate TDS-45 Service are based on a least mileage routing and the mileage per route is determined by using the airline mileage between the two applicable MCI Dedicated Leased Line cities in accordance with the calculation as set forth in Section C-11, Table I, Part A of the Tariff. These rates shall apply only to circuits that are wholly-owned and operated end-to-end by MCI.

                 2) The rates for domestic interstate TDS-45 Service provided herein are in lieu of any rates, charges and discounts available from MCI for the IOC portion of such service





                                MCI CONFIDENTIAL
including, without limitation, the Network Pricing Plan(s) specified in the Tariff. Access Coordination and Central Office Connection charges are included in the above postalized rates.

                 3) The charges listed above in Subparagraphs 7(c)(1), 7(d)(1) and 7(e)(1) shall not be applicable to circuits having less than ten percent (10%) domestic interstate traffic. Such circuits shall receive Tariffed rates.

                 4) The rates for domestic interstate TDS 1.5 and TDS-45 Service provided herein are in lieu of any rates, charges and discounts available from MCI for the IOC portion of such service including, without limitation, the Network Pricing Plan(s) specified in the Tariff. The TDS 1.5 and TDS-45 IOC charges include Tariffed access coordination and central office connection charges.

         (f)     Debit Card Units.

          1) Customer may utilize MCI for the debit card platform and transport of Customer's domestic interstate and international termination debit card traffic. In order to qualify for the below rates, Customer must purchase at least *** domestic interstate and/or international termination debit card units, as defined in the Tariff ("Debit Card Units"). The below rates shall include access to the MCI debit card platform, transport, order entry and debit card activation. Customer will pay the following applicable postalized rate as determined by the number of Debit Card Units purchased by Customer in each individual purchase, and not determined by the aggregate number of Debit Card Units purchased throughout the Service Term:

Debit Card Units                 Rate Per
 Purchased                         Unit
- - ----------------                 --------
  50,000 - 149,999                 ***
 150,000 - 299,999                 ***
 300,000 - 449,999                 ***
 450,000 - 599,999                 ***
 600,000+                          ***

         2) Customer's total available Debit Card Units will only be reduced by the Debit Card Units utilized by completed calls (calls that are answered at the ultimate destination).

         3) For international termination, as set forth in the Tariff, different numbers of standard units per minute will be assessed for internationally terminated calls. For example, internationally terminated calls will be assessed anywhere from three to five units per minute.

         4) In addition to the above rates, Customer shall pay an additional *** charge for each customized script identifying Customer to its end-users.

         5) Customer shall be solely responsible for all card fulfillment, customer service and any operator services.





                                MCI CONFIDENTIAL

         6) Customer shall not include MCI's name or logo on any Customer debit card.

         (g)     MCI Carrier Operator Services.

         Customer will receive the rates, service terms and conditions for MCI Carrier Operator Services as set forth in Attachment B.

         (h)     MCI Card Service and Associated Enhanced Services.

                 Customer will receive the discounts for MCI Card Service and Associated Enhanced Services set forth in Exhibit 3.

8.       Credits.

         (a) Customer shall receive a credit of up to ***, which shall be applied to the one-time installation (including CIC installation) and other one-time non-recurring MCI-billed tariffed charges associated with the implementation of Carrier Network Services (for example PIC changes).

         (b) In addition to any other discounts provided in this Agreement, during each month of the Service Term, Customer shall receive a credit as identified below. The discount percentage shall be based on Customer's Monthly Usage of MCI International PRISM I Service (including MCI International PRISM I Service terminating in Canada and Mexico), Carrier Operator Services, MCI Feature Card, International CNS Outbound, and networkMCI Conferencing (solely for purposes of this Paragraph to be referred to as "Base Usage") and determined pursuant to the following schedule:

         Base Usage               Discount Percentage
         ----------               -------------------
$ 25,000 - $ 49,999                       ***
$ 50,000 - $ 99,999                       ***
$100,000 - $199,999                       ***
$200,000 and above.                       ***

         Credit is applied each month to total invoice usage, less all international usage (including Mexico and Canada). An additional *** discount shall be applied to intrastate and international usage of MCI International PRISM I Service (including MCI International PRISM I Service terminating in Canada and Mexico), Carrier Operator Services, MCI Feature Card, International CNS Outbound, and networkMCI Conferencing, however, this intrastate discount shall be applied towards the international usage. The credit in any month shall not exceed Customer's international usage charges (exclusive of taxes, surcharges and pass-through access/egress (or related) charges), of the services stated above, and may not be carried forward to any subsequent month.

9.       Revenue Achievement Bonus Program.





                                MCI CONFIDENTIAL

         (a) If Customer's total Monthly Usage during the Ramp Period and Service Term equals or exceeds *** ("Credit Minimum"), Customer shall receive a one-time credit in an amount equal to ***.

         (b) If the credit provided pursuant to the subparagraph above is earned prior to the conclusion of the Service Term, each time Customer's total aggregate Monthly Usage earned thereafter equals or exceeds ***, Customer will receive a one-time credit equal to ***. Such credit will be based on the invoice in which Customer's usage equals or exceeds such amount and will be applied to Customer's next available invoice.

         (c) Customer may only receive one credit pursuant to Paragraph 9(a) or (b) during any consecutive twelve (12) month period ("Annual Period"). Credits earned in one Annual Period may not be carried forward to the next Annual Period. Each credit shall equal no more than ***. The credits set forth in Paragraphs 9(a) and (b) above shall be applied to Customer's domestic interstate and international usage charges (exclusive of applicable taxes, surcharges, and pass-through access/egress (or related) charges) for MCI Services hereunder.

10.      Semi-Annual Averaging.

         During any Six (6) monthly billing period of the Service Term in which Customer's total aggregate Monthly Usage equals or exceeds an amount equal to Six (6) times the Monthly Commitment, Customer shall receive a credit in an amount equal to any underutilization charges paid by Customer during such six month period. The credit shall be applied to Customer's domestic interstate invoiced usage charges (excluding taxes, surcharges and pass-through access/egress (or related) charges) appearing on Customer's monthly invoice following such six month period.

11.      Security.

         Nothing contained herein shall limit or be interpreted to limit MCIs night, as provided for in Section B-7.04 of MCI Tariff FCC No. 1, to require, in MCI's sole discretion, security from Customer, and Customer's failure or refusal to provide such security upon MCI's reasonable request thereof may result in the termination of this Agreement and Customer's service for cause pursuant to Section B-11.01 of the Tariff. The security arrangements provided for hereunder shall survive the expiration of the service term, as defined herein, and shall survive the expiration of the Service Term, as defined herein, and shall remain in effect so long as Customer remains a user of MCI service(s).

12.      Payment.





                                MCI CONFIDENTIAL

         (a) Customer shall pay MCI for all MCI service(s) provided during the usage month before the first day of the usage month. Customer will pay MCI an estimated amount to be billed for MCI Services providing during the prior month ("Estimated Payment"). At the initiation of this Agreement, the estimated Pre-Payment will be equal to Customer's reasonable estimate of the coming month. For each month thereafter, the Estimated Pre-Payment will be equal to the amount of the prior MCI invoice received by the Customer.

         (b) Within ten (10) days of the date of MCI's invoice, MCI and Customer will reconcile the Estimated Payment with the MCI invoice for such a month. MCI shall credit any Estimated Payment amount in excess of the MCI invoice amount for such month on the next available invoice. Immediately after reconciliation, Customer shall pay MCI any amount the Estimated Payment was less than MCI invoice amount for such month.

         (c) Customer's failure to pay the invoiced amount in full prior to said usage period may result in the exercise by MCI of its rights under the security provisions contained in Paragraph 11. In the event Customer fails to pay MCI invoiced amounts as required and MCI notifies Customer that Customer's service will be terminated for non-payment, Customer agrees to notify, jointly with MCI, the Customer's end-users of the potential disruption of service, by the mailing of a letter, signed by Customer, to each end-user, containing the following language:

                 Dear Customer End-user:

         Customer's provision of long distance service to you and our other customers will terminate within two (2) weeks of the date of this letter. This letter is being sent to you as a courtesy so that you can make the necessary arrangements so that you do not experience a disruption of your communications services. You have a choice of long distance carriers. If you have any questions, please contact Customer (representative and telephone number) or your local telephone company.

                 Sincerely,

                 Customer

         Notwithstanding notice of termination, the Customer further agrees that it will remain responsible for all charges incurred during the period following transmission of the above-referenced notification and prior to the actual termination of the service by MCI.

         (d) For each month that Customer pays the amount invoiced within said usage period described above, Customer shall receive a discount equal to *** of the amount invoiced (less charges for installation, taxes, tax-related surcharges, any other applicable charges, charges for access and access related charges, including, without limitation, access charges in the Tariff in such a month WIC discount shall be applied to Customer's total monthly domestic interstate usage for MCI services under this Agreement appearing on the next invoice.

13. Dispute Resolution.





                                MCI CONFIDENTIAL

         (a) Except as otherwise provided herein, any claims arising out of or related to this Agreement, shall be made within one hundred and twenty (120) days of their occurrence. If such claims cannot be resolved by negotiation, they shall be settled by binding arbitration in accordance with the rules contained in MCI Tariff FCC No. 1 ("Arbitration Rules"). Neither party may seek injunctive relief of any kind prior to the confirmation of an arbitration award, except that MCI may seek injunctive relief against Customer for violation of Paragraphs 3(a) 2), 3) and 4), herein. Any claims made after one hundred and twenty (120) days of the occurrence giving rise to such claims shall be barred.

         (b) Either MCI or Customer may initiate arbitration by providing written demand for arbitration, a copy of this Agreement and the administrative fee required by the Arbitration Rules to the Endispute (or if Endispute is not available to the American Arbitration Association) office located in Washington, D.C. A copy of such notice shall also be provided to the other party. The remaining cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the arbitration award provides otherwise. Each party shall bear the cost of preparing and presenting its case.

         (c) One (1) arbitrator shall be appointed in accordance with the Arbitration Rules within sixty (60) days of the submission of the demand for arbitration, unless both parties otherwise agree in writing. The Arbitrator shall designate the time and place for the hearing within thirty (30) days of his or her appointment. MCI and the Customer agree that the Arbitrator's authority to grant relief shall be subject to the provisions of this Agreement, the United States Arbitration Act, 9 U.S.C. I-16 et. seq. ("USAA"), the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes, MCI Tariff FCC No. 1, substantive law, and the Communications Act of 1934, 47 U.S.C.151 et. seq. The Arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final and binding.

         (d) MCI and the Customer agree to undertake all reasonable steps to expedite the arbitration process.

         (e) Notwithstanding any other provision of this Agreement, interpretation and construction of this Paragraph shall be governed by the USAA. MCI and the Customer further agree that judgment may be entered upon the award in any court having jurisdiction thereof, and that all post-award proceedings shall be governed by the USAA.

14.      Termination for Insolvency.

          In the event Customer becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, MCI may, by giving seven (7) business days written notice thereof to Customer, terminate this Agreement without liability or obligation, in whole or in part, as of a date specified in such notice of termination.

15.      Term.





                                MCI CONFIDENTIAL

         The Ramp Period shall begin on the first (1st) day of the first full month following the execution of this Agreement ("Effective Date") and will continue for a period of twelve (12) months therefrom. The Service Term shall begin on the first (1st) day of the thirteenth (13th) full month following execution of this Agreement and shall continue for thirty six (36) months thereafter. The total Term of this Agreement, including the Ramp Period, shall be equal to forty-eight months. Nothing contained herein, however, shall modify or be deemed to modify MCI's right to terminate this Agreement either as provided herein, or as authorized in Section B-11.01 of the Tariff, immediately upon notice to Customer if Customer fails or refuses to provide alternative or additional security requested pursuant to Section B-7.04 of the Tariff, or to terminate provision of service for any other cause as provided for in Section B-11.01 of the Tariff or as otherwise provided for in this Agreement.

16.      Termination at Will.

         During the first six (6) months of the Service Term, either party may terminate this Agreement without liability by giving the other party thirty
(30) days written notice. However, if the first six (6) months of the Service Term expires without such notice being given, this Agreement shall remain in full force and effect.

17.      Expiration of Term.

         Unless the Service Term has been extended in writing by the parties, upon expiration of the Service Term or termination of this Agreement, Customer shall be fully subject to all the terms and conditions, including standard tariffed rates, set forth in the Tariff for MCI service(s) received by Customer after such expiration.

18.      Termination Liability.

         If Customer terminates this Agreement during the Service Term or MCI terminates this Agreement during the Service Term for Customer's breach, Customer will pay MCI within thirty (30) days of the effective date of such termination an amount equal to fifteen percent (15%), of the aggregate of Customer's remaining Monthly Commitments, or a pro rata portion thereof for any partial month, for each month remaining in the Service Term after termination. In addition to the above liability for early termination, Customer shall pay the termination liability for early termination of all tariffed discount plans in which the Customer has enrolled. Customer shall also pay termination charges associated with any applicable product subcommitments contained in this Agreement. Customer shall also repay any installation credits or payments received pursuant to Paragraph 8 herein.

19.      Nondisclosure.

         Customer shall not disclose to any third party during the Service Term, or during the three (3) year period thereafter, any of the terms and conditions set forth in this Agreement unless such disclosure is lawfully required by any federal governmental agency or is otherwise required to be disclosed by law or is necessary in any proceeding establishing rights and obligations under this





                                MCI CONFIDENTIAL

Agreement. MCI reserves the right to terminate this Agreement immediately upon delivering written notice to Customer of any unpermitted third party disclosure hereunder.

20.      Notices.

         Notices to be given pursuant to this Agreement shall be in writing, delivered personally or by facsimile, telex, telegram, MCI Mail, professional courier or certified, registered or express mail, postage prepaid to the respective addresses set forth herein (or at such other addresses as shall be given in writing by either party to the other). All notices, requests, demands or communications shall be deemed effective upon the earlier of: (a) the date such notice has been received; or (b) the next calendar day if sent by facsimile, telex, telegram or MCI Mail; or (c) the third calendar day after delivery to a professional courier service; or (d) five (5) calendar days after deposit with the United States Postal Service if sent by certified or registered mail, return receipt requested.

         If to MCI:

                 MCI Telecommunications Corporation

                   205 N. Michigan Ave, Ste 3000
                 ---------------------------------------
                   Chicago, IL 60601
                 ---------------------------------------
                 ATTN.:  Business Markets Legal Affairs
                       ---------------------------------
                 FACSIMILE NUMBER:   (312) 819-6745
                                  ----------------------

         If to Customer:
                   EqualNet Communications, Corp.
                 ---------------------------------------
                   1250 Wood Branch Park Dr.
                 ---------------------------------------
                   Houston, TX 77079
                 ---------------------------------------
                   ATTN:   Zane Russell
                           -----------------------------
                  FACSIMILE NUMBER:  (713) 556-4650
                                    --------------------

21.      Letter of Agency:

         Customer shall appoint MCI as its agent in the Letter of Agency attached hereto and incorporated herein as Attachment A.

22.      Surcharge Exemption.





                                MCI CONFIDENTIAL

         When applicable, Customer shall certify that any special access lines used in connection with services under this Agreement terminate in a device not capable of interconnecting MCI's service with the local exchange network and thus are surcharge exempt from the special access surcharge.

23.      Tax Exemption.

         When applicable, Customer shall certify that it is exempt from federal, state, and/or local taxes.

24.      Governing law.

         This Agreement, including all matters relating to the validity, construction, performance and enforcement thereof, shall be governed by the laws of the State of New York without giving reference to its principles of conflicts of law, except to the extent the Communications Act of 1934, as amended, and as interpreted and applied by judicial and regulatory authorities including the Federal Communications Commission, applies.

25.      Assignment.

         This Agreement shall be binding on Customer and its respective successors and assigns. Customer may not assign this Agreement, whether by operation of law or otherwise, without the prior written consent of MCI and any unpermitted attempted assigned shall be void. MCI may terminate this Agreement without liability on ten (10) business days written notice in the event that Customer undergoes a merger involving a change of control, or divests itself of all or a substantial portion of its telecommunications business or undergoes a change of fifty one percent (51%) or more of its ownership or management or leverage or sale occurs involving fifty one percent (51%) or more of Customer's assets or Customer's base.

26.      No Waiver.

         No waiver of any of the provisions of this Agreement shall be binding unless it is in writing and signed by both parties. The failure of either party to insist on the strict enforcement of any provision of this Agreement shall not constitute a waiver of any provision and all terms shall remain in full force and effect.

27.      Length of Offer; Entire Agreement; Amendments.

         This offer shall remain open and be capable of being accepted by Customer until DECEMBER 31, 1995. Any and all prior or contemporaneous offers, agreements, representations and understandings made to Customer, whether written or oral, shall be superseded by this offer. Exclusive of any tariff modifications initiated by MCI, once this Agreement has been executed, any amendments hereto must be made in writing and signed by both parties.





                                MCI CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Agreement.

MCI COMMUNICATIONS CORPORATION

By:    /s/  Illegible
     ---------------------------------
       for Vice President,

Title:  Business Markets
       -------------------------------
Date: January 16, 1996
      --------------------------------

EQUALNET COMMUNICATIONS, INC.

By:    /s/  Illegible
     ---------------------------------
               (Signature)

Title:   Chairman & CEO
       -------------------------------
Date: December 28, 1995
      --------------------------------




                                MCI CONFIDENTIAL

EXHIBIT I

                 MCI CONNECTION CARD FRAUD DETECTION PROCEDURES

                        ----------------------------

All calling card calls will be validated by MCI to permit only those calls authorized or facilitated by EQUALNET, INC. or legitimate card holders. MCI will, at the direction of Customer, preclude all calls utilizing expired or terminated calling card numbers compared against an authorized list provided by Customer and will be responsible for all fraudulent use, unauthorized use, misuse, or abuse of calling cards occurring after MCI receives actual notice of the expiration or termination of a calling card or receives specifically detailed written notification concerning any card which has been lost, stolen, compromised or which Customer has reason to believe is or may be used fraudulently. MCI will deactivate a calling card within four (4) hours of receipt by MCI's Consumer Markets Fraud Detection of a request by Customer.

In addition, all calling card calls will be monitored by MCI for fraudulent use, unauthorized use, misuse or abuse on a twenty four (24) hour a day, seven
(7) days a week basis. MCI shall establish fraud prevention, detection and minimization procedures so that fraudulent use arising from lost or stolen calling cards and potential disruption to authorized card holders will be minimized. MCI will not hold the Customer responsible for "service fraud" associated with the unauthorized use of an MCI calling card. "Service fraud" can best be described as unauthorized use of an MCI calling card following the involuntary theft or loss of a card which was not intentionally facilitated or impliedly authorized by Customer or an authorized user. "Service fraud" often follows the theft of a wallet, purse or briefcase, or sometimes is the result of "shoulder surfing" (thieves observing/recording authorization codes) which occurs at payphones located in airports, bus terminals, train stations and the like. MCI shall not be responsible for losses caused by fraudulent information submitted by a card holder in subscribing for calling card services or for usage which was intentionally facilitated or impliedly authorized by an authorized user.

In the event that MCI is unable to contact Customer of suspected abuse of the calling card, in order to minimized potential abuse, MCI will deactivate any calling card which has exceeded established fraud detection parameters or which MCI has reason to believe is or may be used fraudulently.





                                MCI CONFIDENTIAL

EXHIBIT 2

"MCI has developed the following guidelines to aid MCI Carrier Network Services customers in determining the proper use of MCI's name, logo, trademarks and service marks and the proper characterization of the MCI/Reseller relationship. Resellers are not authorized to use MCI's name, its trademarks, servicemarks or logo in any manner including use in advertising, promotional materials, stationery, business cards, billing and signage. For example, Resellers MAY NOT make in words or in substance the following statements:

"Network services provided by MCI"
"Authorized/Endorsed/Sponsored/Approved by MCI"
"Authorized Provider of MCI Services"
"Affiliate, or partner, or co-marketer with MCI"

If resellers wish to make any reference to MCI, they may ONLY make the following declarative statement:

"Reseller's services utilize the MCI network"

However, the following conditions apply to this statement:

         o This statement may not be used in ANY manner that is likely to create confusion or to give the impression that MCI sponsors, endorses, or is in any way affiliated with the Reseller.

         o This statement may only be used as a declarative statement in any printed or oral communication and may not be used as a headline or in any advertising slogan or banner. In order to use this statement, the Reseller's company name must appear or be verbalized prominently in the written or oral communication

         o The statement may only appear once in each written promotional or advertising piece. The MCI name may not be used in the same type style that MCI uses and must not otherwise resemble the MCI name and/or logo.

         o In any event, whenever the statement above is used, the type size for this verbiage as it appears in any printed material may not exceed 1/8 of one (1) inch and cannot be larger, bolder, or a different color or type style than the adjacent text.

         In summary, this policy means no Reseller may state explicitly or implicitly that it:

         o Is an authorized agent, reseller, partner or co-marketer with MCI;
           or

         o Provides MCI services; or

         o Is affiliated with, authorized, sponsored by, or endorsed by MCI; or

         o Has a special relationship with MCI.

         MCI is aggressive about protecting its trademark, service mark and corporate name. In the past, we have not hesitated to bring appropriate legal action to protect our rights and we shall continue to be vigilant to ensure that these guidelines are followed."





                                MCI CONFIDENTIAL

EXHIBIT 3

                   MCI FEATURE CARD SERVICE AND ASSOCIATED
                         ENHANCED SERVICES DISCOUNTS

A.       MCI Feature Card Service Discounts.

                 1) Customer shall receive the following effective discounts on its usage of domestic interstate MCI Feature Card Service (only accessed by dialing an MCI-provided 800 number other than (800) 950-1022 in accordance with Section C-A.05, Footnote 2, of the Tariff or any successor tariffed provision) as determined by Customer's Total Monthly Usage:

                  Total
                 Monthly Usage              Discount
                 -------------              --------
                 $500,000+                    ***

                 2) The following interstate MCI Feature Card surcharges shall be charged on all direct dial MCI Feature Card calls.

                                                     Direct
  From                         To                     Dial
  ----                         --                    ------
 United States            U.S., Puerto Rico           ***
 ("U.S.")                 and U.S. Virgin
                          Islands

 Puerto Rico              U.S.                        ***

 U.S. Virgin              U.S.                        ***
 Islands

 U.S., Puerto Rico        Canada                      ***
 and U.S. Virgin
 Islands

 U.S., Puerto Rico        International Locations     ***
 and U.S. Virgin          Other than Canada
 Islands

 Canada                   U.S., Puerto Rico and       ***
                          U.S. Virgin Islands

 Canada                   International Locations     ***

         3) The above discounts shall apply only to Customer's usage charges for domestic interstate MCI Feature Card Service provided pursuant to the Tariff but not to charges for monthly recurring, MCI Feature Card surcharges, installation, taxes or surcharges applicable to MCI Service(s), Directory Assistance, MCI intrastate charges and charges for local access/egress services or facilities associated with MCI Feature Card Service.





                                MCI CONFIDENTIAL

         4) The above accounts for MCI Feature Card Service in lieu of any tariffed discounts including, without limitation, the discounts for MCI Feature Card Service available under MCI VIP, MCI VIP Plus, MCI MOD and MCI CAS Service.

         5) For MCI Feature Card Service (only accessed by dialing an MCI-provided 800 number other than (800) 950-1022), Customer shall pay MCI for the fulfillment costs associated with Customer's usage of MCI Feature Card Service plus pay MCI an administrative charge for handling fulfillment in an amount equal to *** of the fulfillment costs.

         6) For MCI Feature Card Service (only accessed by dialing an MCI-provided 800 number other than (800) 950-1022), MCI shall provide the fraud detection procedures set forth in Exhibit 1, attached hereto and incorporated herein by reference. Customer shall be responsible for all fraud associated with its usage of MCI Feature Card Service, except as set forth in Exhibit 1.

B.       Discounts on Associated Enhanced Services.

         1) Customer will be entitled to the following applicable incremental discounts on Customer's usage of Enhanced Services (MCI Messenger Service, *3 Flexible Routing for Voice Mail, Voice News Network, Speed Dialing and Conference Calling accessed by use of the MCI Feature Card) as determined by Customers Enhanced Services Monthly Usage (as defined below):

          Enhanced Services
          Monthly Usage           Discount
          -----------------       ---------
          $     0 - $  1,999        ***
            2,000 -   49,999        ***
           50,000 -  149,999        ***
          150,000 -  249,999        ***
          250,000 -  499,999        ***
          500,000 -  749,999        ***
          750,000 +                 ***

         The above discounts shall apply only to Customer's usage of Enhanced Services provided pursuant to MCIs standard terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities-associated with Enhanced Services.

                 2) Enhanced Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for Enhanced Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for tariffed services.





                                MCI CONFIDENTIAL

                                   EXHIBIT 4

                         CNS INTRASTATE EFFECTIVE RATES

                                 INTRASTATE 800

                              Switched Termination

                   DAY            EVENING          NIGHT & WEEKEND
 STATE           RATE/MIN         RATE/MIN            RATE/MIN
 -----           --------         --------         ----------------
Alabama            ***              ***                 ***
Arizona            ***              ***                 ***
Arkansas           ***              ***                 ***
California         ***              ***                 ***
Colorado           ***              ***                 ***
Connecticut        ***              ***                 ***
Delaware           ***              ***                 ***
Florida            ***              ***                 ***
Georgia            ***              ***                 ***
Idaho              ***              ***                 ***
Illinois           ***              ***                 ***
Indiana            ***              ***                 ***
Iowa               ***              ***                 ***
Kansas             ***              ***                 ***
Kentucky           ***              ***                 ***
Louisiana          ***              ***                 ***
Maine              ***              ***                 ***
Maryland           ***              ***                 ***
Massachusetts      ***              ***                 ***
Michigan           ***              ***                 ***
Minnesota          ***              ***                 ***
Mississippi        ***              ***                 ***
Missouri           ***              ***                 ***
Montana            ***              ***                 ***
Nebraska           ***              ***                 ***
Nevada,            ***              ***                 ***
New Hampshire      ***              ***                 ***
New Jersey         ***              ***                 ***
New Mexico         ***              ***                 ***
New York           ***              ***                 ***
North Carolina     ***              ***                 ***
North Dakota       ***              ***                 ***
Oklahoma           ***              ***                 ***
Pennsylvania       ***              ***                 ***
Rhode Island       ***              ***                 ***
South Carolina     ***              ***                 ***
South Dakota       ***              ***                 ***
Tennessee          ***              ***                 ***
Texas              ***              ***                 ***
Utah               ***              ***                 ***
Vermont            ***              ***                 ***
Virginia           ***              ***                 ***
Washington         ***              ***                 ***





                                MCI CONFIDENTIAL

West Virginia          ***              ***                 ***
Wisconsin              ***              ***                 ***
Wyoming                ***              ***                 ***

NOTE:
Interstate rates apply for Alaska and Hawaii. Please refer to tariff.

NOTE:
Maximizer column includes *** discount off tariffed rates, excluding tarriff discounts.





                                MCI CONFIDENTIAL

                                 INTRASTATE 800

                             Dedicated Termination

                 DAY              EVENING          NIGHT & WEEKEND
 STATE           RATE/MIN         RATE/MIN         RATE/MIN
- - -----------      --------         --------         ---------------
Alabama            ***              ***                  ***
Arizona            ***              ***                  ***
Arkansas           ***              ***                  ***
California         ***              ***                  ***
Colorado           ***              ***                  ***
Connecticut        ***              ***                  ***
Delaware           ***              ***                  ***
Florida            ***              ***                  ***
Georgia            ***              ***                  ***
Idaho              ***              ***                  ***
Illinois           ***              ***                  ***
Indiana            ***              ***                  ***
Iowa               ***              ***                  ***
Kansas             ***              ***                  ***
Kentucky           ***              ***                  ***
Louisiana          ***              ***                  ***
Maine              ***              ***                  ***
Maryland           ***              ***                  ***
Massachusetts      ***              ***                  ***
Michigan           ***              ***                  ***
Minnesota          ***              ***                  ***
Mississippi        ***              ***                  ***
Missouri           ***              ***                  ***
Montana            ***              ***                  ***
Nebraska           ***              ***                  ***
Nevada             ***              ***                  ***
New Hampshire      ***              ***                  ***
New Jersey         ***              ***                  ***
New Mexico         ***              ***                  ***
New York           ***              ***                  ***
North Carolina     ***              ***                  ***
North Dakota       ***              ***                  ***
Ohio               ***              ***                  ***
Oklahoma           ***              ***                  ***
Oregon             ***              ***                  ***
Pennsylvania       ***              ***                  ***
Rhode Island       ***              ***                  ***
South Carolina     ***              ***                  ***
South Dakota       ***              ***                  ***
Tennessee          ***              ***                  ***
Texas              ***              ***                  ***
Utah               ***              ***                  ***
Vermont            ***              ***                  ***
Virginia           ***              ***                  ***
Washington         ***              ***                  ***
West Virginia      ***              ***                  ***
Wisconsin          ***              ***                  ***





                                MCI CONFIDENTIAL

Wyoming              ***              ***                  ***

NOTE:
Interstate rates apply for Alaska and Hawaii. Please refer to tariff.

NOTE:
Maximizer column includes *** discount off tariffed rates, excluding tariff discounts.





                                MCI CONFIDENTIAL

                             CNS SWITCHED OUTBOUND

                                Intrastate Rates

                 MILEAGE          PEAK             OFF-PEAK
STATE            BAND             RATE/MIN         RATE/MIN
- - -----            -------          --------         --------
Alabama            ***              ***              ***
Arizona            ***              ***              ***
Arizona            ***              ***              ***
Arkansas           ***              ***              ***
California         ***              ***              ***
Colorado           ***              ***              ***
Connecticut        ***              ***              ***
Delaware           ***              ***              ***
Florida            ***              ***              ***
Georgia            ***              ***              ***
Idaho              ***              ***              ***
Illinois           ***              ***              ***
Indiana            ***              ***              ***
Iowa               ***              ***              ***
Kansas             ***              ***              ***
Kentucky           ***              ***              ***
Louisiana          ***              ***              ***
Maine              ***              ***              ***
Maryland           ***              ***              ***
Massachusetts      ***              ***              ***
Michigan           ***              ***              ***
Minnesota          ***              ***              ***
Mississippi        ***              ***              ***
Missouri           ***              ***              ***
Missouri           ***              ***              ***
Missouri           ***              ***              ***
Montana            ***              ***              ***
Montana            ***              ***              ***
Nebraska           ***              ***              ***
Nevada             ***              ***              ***
New Hampshire      ***              ***              ***
New Jersey         ***              ***              ***
New Mexico         ***              ***              ***
New Mexico         ***              ***              ***
New York           ***              ***              ***
North Carolina     ***              ***              ***
North Dakota       ***              ***              ***
Ohio               ***              ***              ***
Oklahoma           ***              ***              ***
Oklahoma           ***              ***              ***
Oklahoma           ***              ***              ***
Oregon             ***              ***              ***
Oregon             ***              ***              ***
Oregon             ***              ***              ***
Pennsylvania       ***              ***              ***
Rhode Island       ***              ***              ***
South Carolina     ***              ***              ***





                                MCI CONFIDENTIAL

South Dakota     ***              ***              ***
South Dakota     ***              ***              ***
South Dakota     ***              ***              ***
Tennessee        ***              ***              ***
Texas            ***              ***              ***
Utah             ***              ***              ***
Vermont          ***              ***              ***
Virginia         ***              ***              ***
Washington       ***              ***              ***
West Virginia    ***              ***              ***
Wisconsin        ***              ***              ***
Wyoming          ***              ***              ***

NOTE:
MCI's calls are priced at an 18-second minimum for first minute and 6 seconds thereafter.

MCI's rates become increasingly attractive when using actual call lengths to compare rates; specifically using an average 4-minute call, use the following formula to arrive at the adjusted average rate per minute:

[(MCI's 18 sec. min. rate) + (6 sec. min. rate * 37)]

NOTE:
This rate is lower than the first minute rates listed in the table.

NOTE:
Interstate rates apply for Alaska & Hawaii. Please refer to tariff.

NOTE:
0+ indicates that the rates are the same for all mileage bands





                                MCI CONFIDENTIAL

                            CNS DEDICATED OUTBOUND

                                Intrastate Rates

               MILEAGE          PEAK             OFF-PEAK
 STATE          BAND          RATE/MIN           RATE/MIN
- - -------        -------        --------           --------
Alabama          ***              ***              ***
Arizona          ***              ***              ***
Arizona          ***              ***              ***
Arkansas         ***              ***              ***
California       ***              ***              ***
Colorado         ***              ***              ***
Connecticut      ***              ***              ***
Delaware         ***              ***              ***
Florida          ***              ***              ***
Georgia          ***              ***              ***
Idaho            ***              ***              ***
Illinois         ***              ***              ***
Indiana          ***              ***              ***
Indiana          ***              ***              ***
Indiana          ***              ***              ***
Iowa             ***              ***              ***
Kansas           ***              ***              ***
Kentucky         ***              ***              ***
Louisiana        ***              ***              ***
Maine            ***              ***              ***
Maryland         ***              ***              ***
Massachusetts    ***              ***              ***
Michigan         ***              ***              ***
Minnesota        ***              ***              ***
Mississippi      ***              ***              ***
Missouri         ***              ***              ***
Missouri         ***              ***              ***
Missouri         ***              ***              ***
Montana          ***              ***              ***
Montana          ***              ***              ***
Nebraska         ***              ***              ***
Nevada           ***              ***              ***
New Hampshire    ***              ***              ***
New Jersey       ***              ***              ***
New Mexico       ***              ***              ***
New Mexico       ***              ***              ***
New York         ***              ***              ***
North Carolina   ***              ***              ***
North Dakota     ***              ***              ***
Ohio             ***              ***              ***
Oklahoma         ***              ***              ***
Oklahoma         ***              ***              ***
Oklahoma         ***              ***              ***
Oregon           ***              ***              ***
Oregon           ***              ***              ***
Oregon           ***              ***              ***
Pennsylvania     ***              ***              ***





                                MCI CONFIDENTIAL

Rhode Island     ***              ***              ***
South Carolina   ***              ***              ***
South Carolina   ***              ***              ***
South Dakota     ***              ***              ***
South Dakota     ***              ***              ***
Tennessee        ***              ***              ***
Texas            ***              ***              ***
Utah             ***              ***              ***
Vermont          ***              ***              ***
Virginia         ***              ***              ***
Washington       ***              ***              ***
West Virginia    ***              ***              ***
Wyoming          ***              ***              ***

NOTE:
MCI's calls are priced at an 18-second minimum for first minute and 6 seconds thereafter

MCI's rates become increasingly attractive when using actual call lengths to compare rates; specifically using an average 4-minute call, use the following formula to arrive at the adjusted average rate per minute:

[MCI's 18 sec. min. rate) + (6 sec. min. rate * 37)]

NOTE:

0+ indicates that the rates are the same for all mileage bands.

NOTE:

Interstate rates apply for Alaska & Hawaii. Please refer to tariff.





                                MCI CONFIDENTIAL

EXHIBIT 5

                              CALL TRAFFIC RECORDS

                             A. Call Detail Records

Customer may select between weekly magnetic tapes or daily files to receive call detail record ("CDR(s)") information and may also choose to receive monthly magnetic tapes. Customer may choose ONE of these options (weekly magnetic tapes or daily files), but not both, by providing MCI written notice thereof. Customer may change the selected option during the Service Term of the Agreement by providing MCI with ninety (90) days prior written notice. Daily CDRs are available only for Carrier Network Service Interstate, Intrastate and International outbound usage. weekly and monthly magnetic tapes are available for Carrier Network Services Interstate, Intrastate and International outbound and inbound usage.

The above tapes shall be provided to Customer in MCI format and at applicable Tariff and state tariff rates. MCI makes no guarantee that such tape is compatible with any billing systems Customer may choose to use. Further, MCI assumes no obligation to conform the magnetic tape format to become compatible with any billing system of Customer or Customer's billing agent.

                            B. Weekly Magnetic Tapes

Customer may receive CDRs from MCI on a weekly basis via magnetic tape in the same record layout format as the MCI monthly billing magnetic tape.

Weekly magnetic tapes consist of and feature the following:

         1. Customer shall receive one magnetic tape for each of the following products: Carrier Network Services Interstate,
         Intrastate and International Outbound; Carrier Network Services Interstate, Intrastate and International Inbound; and Operator Services. MCI Will use reasonable efforts to provide this tape(s) to Customer one (1) week after the usage occurs. The traffic period contained in the magnetic tape varies in accordance to the type of usage as stated in the table below:

         TYPE OF USAGE             CALL TRAFFIC PERIOD
         -------------             -------------------
         Outbound                  Saturday through Friday
         Inbound                   Friday through Thursday
         Calling Card              Wednesday through Tuesday

         Due to timing of the extract, the tape may not contain complete data for the week. The remaining data for such days will, be contained in the following week's tape.

         2. Based on the nature of weekly magnetic tape processing, traffic may be in "Error Suspense", defined as the failure to process a record due to lack of current account information. Error Suspense is due to (a) the timeliness of order entry reference file extracts and (b) traffic rate table updates.

         Normal Error Suspense accounts for approximately one percent (1%) of total traffic for a given week and will appear on a later tape with the original date of the call specified.

         3. For invoicing cycles ending mid-week (i.e. the 31st day of the month is a Wednesday), two (2) magnetic tapes will be generated for that week; one for the traffic for the prior





                                MCI CONFIDENTIAL
         month's invoicing cycle and one for traffic for the current invoicing period. This will allow Customer to reconcile the weekly tapes to its monthly invoice.

         4. Each new ANI may incur up to a two (2) week delay prior to appearing in the weekly magnetic tape process. MCI order entry file updates occur on the first (1st) and fifteenth (15th) of each month and produce extracts to weekly magnetic tape processes. For example, ANIs installed May 20, will not appear on the weekly magnetic tape until after May 30.

         5. MCI will not research or track any discrepancies between monthly magnetic tape and the weekly call detail records; Customer's payment is derived by monthly invoicing, regardless of the data that is provided on the weekly magnetic tapes.

         6. MCI will use Customer's monthly invoice and the supporting monthly magnetic tape to invoice Customer.

         7. Customer is responsible for paying the monthly invoice in full in accordance with the terms specified in this Agreement, regardless of any discrepancies between the monthly invoice and the weekly magnetic tapes.

                                 C. Daily CDRs

Daily CDRs are only available for outbound usage. The daily CDR feature will be unedited by MCI's billing system and unaudited by MCI's billing center to ensure timeliness of delivery. MCI will not be liable to Customer for any errors or inaccuracies contained in the daily CDRs.

         1.      Daily CDRs are prepared as follows:

                 (a) An extract is taken of calls from MCI's call processing system prior to monthly invoice preparation and MCI will use reasonable efforts to provide the tape to Customer two (2) days after traffic is created (ie, calls that are placed Monday will be in the file sent on Wednesday, although calls made early Monday may appear in Tuesday's file).

                 (b) Files will be received seven (7) days per week at a time to be mutually determined by the parties.

                 (c) Two (2) data delivery options will be available for selection by Customer based on Customer's forecasted volume. Any and all expenses incurred to set up any dedicated line, hardware, software or other equipment that may be required for data delivery shall be paid by the Customer.

         2. MCI does not assume responsibility for failures in delivery of CDR data which are caused by Customer's billing and customer premise equipment. MCI will store files for up to fourteen (14) days in case a retransmission is requested, after which all files will be purged.

         3. Due to Error Suspense, as defined in paragraph B,2, not all calls will necessarily appear on the file specific to their date; calls may actually appear on a later file but the call





                                MCI CONFIDENTIAL
         will retain the original date.

         4. Customer understands that daily CDR delivery is subject to the following:

                 (a) The record format will be identical to monthly magnetic tape except that it will not contain the amount charged for the call.

                 (b) Daily CDRs will not always correspond with the monthly file for the following reasons:

                 (i) records do not complete the full billing process and may get dropped as "unbillable" when the full billing process is completed.

                 (ii) Error Suspense, as defined in paragraph B,2, could result in calls from previous dates being delivered in daily files. Normal Error Suspense accounts for approximately one percent (1%) of total traffic.

                 (iii) calls can be recycled for ninety (90) days until they are either invoiced or dropped in the invoice editing process.

                 (c) Call traffic can experience up to a two (2) week delay prior to appearing in the daily file process. MCI mainframe extracts occur on the first (1st) and fifteenth (15th) of each month thus traffic for new ANIs installed between such dates may not be captured until these dates.

                 (d) File creation is time driven (i.e., data is distributed at approximately the same time each day regardless of whether all files have been received from all data centers). Therefore, some files on given days could be incomplete with the remainder of data received on the following day's file. The file header shall indicate if all data was obtained from each of the three
         (3) MCI data centers.

                 (e) MCI will not research or track any discrepancies between the daily and monthly files. Customer shall pay pursuant to the monthly invoice, regardless of any discrepancies between the monthly invoice and the daily files.

         5. CDR's for Carrier operator Services are available to Customer on a next day basis. Customer assumes responsibility for pulling the CDR's from the Carrier Operator Services Bulletin Board. Records will only be posted to the bulletin board for ten (10) days from the date of the call.





                                MCI CONFIDENTIAL

                                  ATTACHMENT A

                                LETTER OF AGENCY

ATTENTION: Concerned Local Operating Companies, AT&T and other Common Carriers and All Equipment Vendors

The undersigned appoints MCI Telecommunications Corporation or any of its affiliated companies ("MCI") as agent for the purpose of ordering, in connection with MCI's provision of service to the undersigned, changes in and/or maintenance on specific telecommunications service that you provide to the undersigned including, without limitation, removing, adding to or rearranging such telecommunications service.

You are hereby released from any and all liability for making pertinent information available to MCI and for following MCI's instructions with respect to any changes to or maintenance on the undersigned's telecommunications service. You may deal directly with MCI on all matters pertaining to telecommunications service and should follow instructions with respect thereto. This authorization will remain in effect until modified or rescinded in writing by the undersigned.

Signed this 28th day of December , 1995.

BY:

/s/  ILLEGIBLE
- - -----------------------------------
Authorized Customer Signature

 Chairman & CEO
- - -----------------------------------
Title

 EqualNet Communications, Corp.
- - -----------------------------------
Company Name





                                MCI CONFIDENTIAL

                                  ATTACHMENT B

                         MCI CARRIER OPERATOR SERVICES

Customer is interested in buying MCI Carrier Operator Services for resale and MCI is interested in providing such services to Customer. In order to accomplish those purposes the parties hereby agree as follows:

1.       Operator Services.

         (a) "Operator Service Calls" mean long distance calls dialed with the 0+, 01+ or 00- dialing pattern (and excluding calls dialed with the 950-XXXX and 800 dialing patterns).

         (b) Customer shall not use any service mark or trademark of MCI or refer to MCI in connection with any service provided hereunder without the prior written approval of MCI.

         (c) Call Originating Identification Information, MCI must receive electronic call origination identification ANI information for each call carried hereunder If the Originating Site uses Feature Group D local access service, the required call origination identification information is automatically supplied by the local exchange company. If the Originating Site uses a type of local access service other than Feature Group D local access service, the Originating Site shall cause electronic call origination identification information (in a form acceptable to MCI) to be supplied to MCI at the initiation of each call.

         (d)     Emergency Calls.

                 (1) Each Originating Site shall configure its system so that 911 emergency calls, where available, and similar emergency calls, will be automatically routed to the appropriate party or clearing house without the intervention of MCI. Emergency calls which do reach a MCI operator shall be handled in accordance with MCI standard operating procedures.

                 (2) If Customer or MCI provides an emergency number database, Customer agrees to indemnify and hold MCI harmless from any and all claims, damages, fines, penalties and any other liabilities (including attorney fees) arising out of the inaccuracy of any information or the inadequacy of any procedure or personnel.

         (e)     Private Payphones.

                 (1)      Private payphone lines must be classed as "07" COCOT.

                 (2) All payphones must have Billed Number Screening ("BNS"), if available. If BNS is not available, the Customer will be responsible for calls billed to any lines without BNS.

                 (3) Unless otherwise permitted by law, all 0- calls must be passed to the Local Exchange Carrier ("LEC").

                 (4) Payphones must not block 950-XXXX or 1-800-XXX-XXXX calls.





                                MCI CONFIDENTIAL

                 (5) All phone must have "011" blocking at the central office, if available. If international blocking is not available, or if Customers choose not to block "011" calls, then Customer assumes responsibility for any international fraud.

                 (6) For Premises Telephones located in condominiums, Customer shall be liable for all charges attributable to the failure of Customer to secure screening which prevents 1+10XXX domestic and international dialing and which indicates to operators that the telephone is restricted to prohibit billing to the original ANI.

                 (7) Customer shall be responsible for any fraud resulting from its purchase and use of MCI Carrier Operator Services.

         (f) Compliance. Customer will comply with applicable federal, state and local laws and regulations, including without limitation, laws and regulations relating to operator service during the term of this Agreement.

         (g)     Authority.

                 (1) Customer warrants that it is authorized to select the operator services carrier for the telephones served by Customer pursuant to this Agreement. Customer agrees that if any other party makes any claims against MCI for commissions from such telephones, Customer will be responsible for any such claim. Customer shall indemnify MCI and hold MCI harmless from any loss, cost or expense resulting from such claim and will pay MCI's reasonable attorney's fees resulting from any such claim.

                 (2) If Customer is an agent of the premises owner or telephone owner for the Premises Telephones, Customer shall obtain the written agreement of each premises owner and telephone owner for each Premises Telephone authorizing Customer to select the operator service carrier for the Premises Telephones and Customer will submit a copy of such authorization to MCI upon request MCI may take steps to confirm compliance with this provision including, without limitation, contacting premises owners and telephone owners whose telephones are submitted by Customer.

         (h)     Liability.

                 Except in cases involving proved willful or wanton misconduct, MCI's liability to Customer is limited to its obligation to provide service as described herein. MCI SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE LOSS OR DAMAGE OF ANY KIND, INCLUDING LOST PROFITS (WHETHER OR NOT MCI WAS AWARE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE), BY REASON OF ANY ACT OR OMISSION IN ITS PERFORMANCE UNDER THIS AGREEMENT. Customer shall indemnify and hold MCI harmless against any and all claims, losses, liabilities, damages, costs or expenses arising out of or related to this Agreement and shall pay MCI's reasonable attorney's fees resulting from any such claim.

2. Rates. The rates in the following schedule shall be charged on Customer's usage of MCI Carrier Operator Services. The automated rate will be charged from the time a call reaches a node. until the call is terminated. The live rate will be charged in addition to automated rates for the portion of each call that is handled by a live operator.





                                MCI CONFIDENTIAL

                          Automated                Live
Monthly Attempts          Rate/Sec.                Rate/Sec.
- - ----------------          ----------               ---------
        0 -    50,000     ***                      ***
   50,001 -   100,000     ***                      ***
  100,001 -   200,000     ***                      ***
  200,001 -   500,000     ***                      ***
  500,001 - 1,000,000     ***                      ***
1,000,001 - 1,500,000     ***                      ***
1,500,000+                ***                      ***

         For calls terminated by MCI, Customer shall pay MCI an additional charge for call termination rated at Customer's domestic interstate non-dedicated outbound rate specified in Paragraph 4(a) of the Agreement based on an eighteen (18) second minimum and rounded to six (6) second increments.

3. Rate Quotes. If Customer has provided the appropriate rate information, MCI will provide real-time rate quotes to callers. However, Customer shall indemnify MCI and hold MCI harmless from any and all claims, damages, fines, penalties or other liabilities (including attorney fees) arising from the inaccuracy of any information or the inadequacy of any procedures or personnel.

4. Customer Service. Customer agrees that all customer service calls (i.e., billing disputes, troubles, general inquiries) shall be routed to Customer's customer service via a Customer-provided 800 number.

5. Language Assistance, Customer agrees that it on a monthly basis, calls utilizing MCI Carrier Operator Services language assistance exceed thirty percent (30%), Customer shall pay two times the Tariff rate for all calls exceeding thirty percent (30%).

6. Brand. Customer agrees that it will resell MCI Carrier Operator Services in its own name only.

7. Service Delivery. Customer agrees that it will receive and deliver all MCI Carrier Operator Services calls from/to one of the three (3) MCI automated nodes via an MCI TDS-1.5 or TDS-45 circuit

8. Billing. Customer agrees to be responsible for all end-user billing for operator services and further agrees that if MCI provides rating and/or recording services for billing, Customer shall indemnify and hold MCI harmless from any and all claims, damages, fines, penalties or other liabilities (including attorney fees) arising from the inaccuracy of any information or the inadequacy of any procedures or personnel.

9. Forecasting Customer agrees to provide a written monthly forecast for automated and live MCI Carrier Operator Services to be received by MCI no later than ten (10) days prior to the beginning of each month.

10. Force Majeure. If because of force majeure, MCI is unable wholly or in part to carry out any of its obligations under this Agreement, such obligations shall be suspended for the duration of the event of force majeure. During the continuance of such force majeure, MCI shall incur no liability by reason of its failure to perform the obligation so suspended, provided, however, that the





                                MCI CONFIDENTIAL
disabling effect of such force majeure shall be eliminated and as soon as to the extent reasonably possible. The term "force majeure" as used herein shall include switch, radio or cable failure, cable cut, acts of God, riots, insurrection, war, labor dispute, fire, flood, explosion, orders or acts of military or civil authority, and any other cause beyond MCI's reasonable control.

11. Complete Agreement. This is the entire agreement of the parties with respect to its subject matter and supersedes all prior agreements and understandings, whether written or oral, concerning the subject matter. This Agreement cannot be amended, or assigned by Customer, except by a written agreement signed by both parties.





                                MCI CONFIDENTIAL
                                      -49-